The PNC Financial Services Group, Inc. First Quarter 2013 Earnings Conference Call April 17, 2013 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2012 Form 10-K, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of
the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on
PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, gains on sales of a portion of our VISA shares, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, goodwill impairment charge and integration costs. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder)
and the impact of purchase accounting accretion on net interest margin. We believe that core net interest margin (net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin. Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the
Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

3 1Q13 Highlights PNC Is Well-Positioned to Continue to Create Shareholder Value. Strong financial performance in challenging environment Good progress on strategic priorities

Category (billions)	Mar. 31, 2013	% change from: Dec. 31, 2012	Mar. 31, 2012
Total commercial lending	$110	1.3%	9.6%
Total consumer lending	77	(0.9%)	0.8%
Total loans	$187	0.3%	5.8%
Total assets	$301	(1.4%)	1.7%
Transaction deposits	$175	(0.7%)	6.6%
Total deposits	$212	(0.7%)	2.7%
Total shareholders' equity	$40	1.7%	13.2%
Capital ratios[1]:			
Basel I Tier 1 common capital ratio[2]	9.8%	9.6%	9.3%
Proforma Basel III Tier 1 common capital ratio[3]	7.9%	7.5%	NA

PNC

Loan and Deposit Trends Ease While Capital Ratios
Continue to Improve
Continued growth in customers
and loans, although at a slower
pace
Closing the gap towards Basel III
Tier 1 common capital operating
goal
(4)
(1) Estimated at March 31, 2013. (2) See Note 1 in the Appendix for further details. (3) PNC’s proforma Basel III Tier 1 common capital ratio was estimated without the benefit of phase-
ins and is based on our current understanding of Basel III proposed rules. See Note 2 in the Appendix for further details. Proforma Basel III Tier 1 common capital ratio estimate not provided in 1Q12. (4) Basel III Tier 1 common capital operating range of 8.0% - 8.5% by year-end 2013 subject to the same assumptions described in the preceding note.
Highlights
–
Loans increased $.7 billion from
December 31, 2012, primarily
driven by commercial lending of
$1.4 billion or 1.3% as a result of
specialty lending businesses
–
Consumer lending declined $.7
billion primarily due to pay downs
of residential real estate, credit
card and education loans
–
Average transaction deposits
grew $3.1 billion linked quarter

Pretax Pre-Provision Earnings
(1)
Growth Driving
Profitability and Returns
Highlights
Solid revenue and disciplined
expense management
Pretax pre-provision
earnings
(1)
increased 26%
linked quarter and 22% over
prior year
Credit costs met expectations
ROAA and ROACE increased
to 1.34% and 10.68%,
respectively
(millions)
1Q13 4Q12 1Q12
Net interest income
$2,389 $2,424 $2,291
Noninterest income 1,566 1,645 1,441
Total revenue $3,955 $4,069 $3,732
Noninterest expense ($2,395) ($2,829) ($2,455)
Pretax pre-provision
earnings
(1)
$1,560 $1,240 $1,277
Provision
(236) (318) (185)
Pre-tax earnings
(2)
1,324 922 1,092
Net income
$1,004 $719 $811
Returns
ROAA
(3)
1.34% .95% 1.16%
ROACE
(3)
10.68% 7.48% 9.41%
(1),(2),(3) See Notes 3, 4 and 5 respectively in the Appendix for additional details.

Net interest Margin(NIM)
Core NIM(3)
3.90%
4.08%
3.82%
3.85%
3.81%
3.43%
3.52%
3.44%
3.43%
3.43%
1Q12
2Q12
3Q12
4Q12
1Q13

PNC

Modest Declines in Net Interest Income and NIM
(1) Core net interest income (Core NII) is total net interest income (NII), as reported, less related purchase accounting accretion (scheduled and excess cash recoveries). (2) See Note 6 in Appendix for further details. (3) Net interest margin less (annualized PAA/average interest-earning assets). See Reconcilement in Appendix. (4) Refer to Cautionary Statement in the Appendix, including economic and other assumptions.
Core NII
(1)
$2,140 $2,151 $2,028
Scheduled accretion
199 228 223
Excess cash recoveries
(2)
50 45 40
Total purchase accounting
accretion (PAA)
249 273 263
Total NII
$2,389 $2,424 $2,291
Highlights
Linked quarter:
Prior year quarter:
1% increase in average interest-
earning assets driven by average
loan growth of $2.9 billion or 1.6%
NII declined less than 2% due to
lower scheduled PAA as Core NII
(1)
and excess cash recoveries
remained stable
Core NIM stable
8% increase in average interest-
earning assets driven by average
loan growth of $21.5 billion or 13%
Core NII
(1)
increased 6% primarily
due to loan growth
PAA declined $14 million or 5%
Core NIM stable
Expect NII to decline
approximately 2%-3% when
compared with 1Q13 primarily due
to decline in PAA
Second Quarter 2013 Outlook
(4)
:
(billions)
1Q13 4Q12 1Q12
Average interest-earning assets $256 $254 $238
(millions)

Diversified Businesses Delivered Solid Noninterest
Income
Highlights
(1) Asset management includes the Asset Management Group and BlackRock.
Noninterest income decreased 5%
Noninterest income to total
revenue remained steady at 40%
Linked quarter:
(millions)
1Q13 4Q12 1Q12
Asset management
(1)
$308 $302 $284
Consumer services
296 294 264
Corporate services
277 349 232
Residential mortgage
Residential mortgage banking
238 254 262
Provision for residential
mortgage repurchase
obligations
(4) (254) (32)
Deposit service charges
136 150 127
Fee income
$1,251 $1,095 $1,137
Net gains on sales of securities
less net OTTI
4 30 19
Gain on VISA sale

Other
311 390 285
Total noninterest income
$1,566 $1,645 $1,441
Prior Year Quarter:
Noninterest income increased 9%
primarily driven by strong fee
income growth in Asset
Management and Consumer,
Corporate and Deposit Services
–
Lower asset valuations and
sales, including sale of VISA
shares, and Corporate
Services fees
–
Partially offset by lower
provision for residential
mortgage repurchase
obligations

Disciplined Expense Management While Investing for
Growth
(millions)
1Q13 4Q12 1Q12
Adjusted for select items
(1)
:
Personnel $1,169 $1,210 $1,067
Occupancy
211 210 178
Equipment
183 193 168
Marketing
45 64 54
Other
772 911 805
Noninterest expense, adjusted
for select items
$2,380 $2,588 $2,272
Select items
(1)
15 241 183
Total noninterest expense
$2,395 $2,829 $2,455
Efficiency ratio
(4)
61% 70% 66%
Efficiency ratio, adjusted
(4,5)
61% 67% 62%
Noninterest expense decreased
$434 million or 15% due to:
$700 million CIP
(2)
target remains
on track
Highlights
Linked quarter:
(1) Select items are residential mortgage foreclosure-related matters, trust preferred securities redemption-related charges, goodwill impairment charges, and  integration costs. See Reconcilement section of the Appendix for impact of each select item on each category of noninterest expense. (2) CIP refers to PNC’s Continuous
Improvement Program. (3) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account the impact of potential legal and regulatory contingencies. (4) See Note 7 in the Appendix. (5) Efficiency ratio adjusted for integration costs and trust preferred securities redemption-related charges in 4Q12 and 1Q12. See Reconciliation section of the Appendix.
Prior Year Quarter:
Noninterest expense decrease of
2% reflects prior year integration
costs and the benefit of our CIP
efforts offset by overall business
investments, including RBC Bank
(USA)
Second Quarter 2013 Outlook
(3)
:
Expect noninterest expense to increase
2%-3% compared with 1Q13
–
Lower residential mortgage
foreclosure-related charges
–
No trust preferred securities
redemption charges, integration
costs or goodwill impairment
charges
–
Lower marketing expense and
reduced incentive compensation
costs primarily due to lower
capital markets activities

Criticized Commercial loans(1)
($ billions)
$11.8
$10.7
$9.9
$8.9
$8.0
1Q12
2Q12
3Q12
4Q12
1Q13

30-89 Days
90 Days +
($ billions)
$1.5
$1.4
$1.4
$1.4
$1.2
$2.6
$2.5
$2.5
$2.4
$1.9
1Q12
2Q12
3Q12
4Q12
1Q13

Total nonperforming loans
($ billions)
$3.6
$3.5
$3.4
$3.3
$3.4
1Q12
2Q12
3Q12
4Q12
1Q13

Net charge-offs
Provision
($ millions)
$333
$185
$315
$256
$331
$228
$310
$318
$456
$236
1Q12
2Q12
3Q12
4Q12
1Q13

PNC

Underlying Credit Trends Continue to Improve
Nonperforming loans
(2,4)
Provision and net charge-offs
Criticized commercial loans Accruing loans past due
(2,3)
As of quarter end except net charge-offs and provision, which are for the quarter. (1) Criticized loans are ones that we consider “special mention,”
“substandard’” or “doubtful”. (2) Loans acquired from National City or RBC Bank (USA) that were impaired are not included as they were recorded at estimated fair value when acquired and are currently considered performing loans due to the accretion of interest in purchase accounting. (3) Includes loans that are government guaranteed/insured, primarily residential mortgages. These loans totaled $2.2 billion in 1Q13. (4) Does not include loans held for sale or foreclosed and other assets. Excludes certain government insured or guaranteed loans and loans accounted for under the fair value option.

Key Takeaways
(1)
Strong financial performance
Certain quarterly trends may not be sustainable in current
environment – for 2Q13 expect:
Expect continued progress on achieving capital goal
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.
– Net income of $1 billion and EPS of $1.76
–
Modest spot loan growth
–
NII decline of approximately 2-3%
–
Expenses to increase approximately 2-3%
–
Provision of $200-$300 million

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the PrivateSecurities
Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,”
“look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-
looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
Changes in interest rates and valuations in debt, equity and other financial markets.
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
Slowing or failure of the current moderate economic expansion.
Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic expansion will persist and interest rates will remain very low in 2013, despite drags from Federal fiscal restraint and a European recession. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the
Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2012 Form 10-K, including in the Risk Factors and Risk
Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial
Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Explanatory Notes
(1) Tier 1 common capital ratio is period-end Tier 1 common capital divided by period-end risk weighted assets and is estimated for
March 31, 2013.
(6) Excess cash recoveries reflect cash received in excess of recorded investment from sales or payoffs of impaired commercial loans.
(4) Pretax earnings is defined as income from continuing operations before income taxes and noncontrolling interests.
(7) Efficiency ratio calculated as noninterest expense divided by total revenue.
(3) Pretax pre-provision earnings is defined as total revenue less noninterest expense. We believe that pretax pre-provision earnings, a non-GAAP measure, is a useful tool to help evaluate the ability to provide for credit costs through operations.
(5) ROAA is Return on Average Assets and ROACE is Return on Average Common Equity.
(2) PNC utilizes the estimated proforma Basel III Tier 1 common capital ratio to assess its Basel III capital position, including comparison to similar estimates made by other financial institutions. Tier 1 common capital as defined under the proposed Basel III rules differs materially from Basel I. For example, under Basel III, unconsolidated investments in financial institutions, mortgage servicing rights and deferred tax assets above certain quantitative thresholds must be deducted from Tier 1 common capital.  Risk-
weighted assets were estimated under Basel II (including the modifications proposed under Basel III) and application of Basel II.5, and reflect credit, market and operational risk. The estimate is based on PNC's understanding of these rules and is subject to further regulatory clarity and the ongoing evolution, validation and regulatory approval of PNC's models integral to the calculation of Basel II risk-weighted assets.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions Mar. 31, 2013 Dec. 31, 2012 Sept. 30, 2012 Jun. 30, 2012 Mar. 31, 2012
Net interest margin, as reported 3.81% 3.85% 3.82% 4.08% 3.90%
Purchase accounting accretion (1) $249 $273 $245 $343 $263
Purchase accounting accretion, if annualized $1,010 $1,086 $975 $1,380 $1,058
Avg. interest earning assets $256,180 $253,643 $252,606 $250,132 $237,734
Annualized purchase accounting accretion/Avg. interest earning assets 0.38% 0.42% 0.38% 0.56% 0.47%
Core net interest margin (2) 3.43% 3.43% 3.44% 3.52% 3.43%
(1) Puchase accounting accretion is scheduled purchase accounting accretion plus cash recoveries.
For the three months ended
(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin. The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
In millions Mar. 31, 2013 Dec. 31, 2012 Mar. 31, 2012
Total revenue, as reported $3,955 $4,069 $3,732
Total noninterest expense, as reported $2,395 $2,829 $2,455
   Efficiency ratio, as reported 61% 70% 66%
Total revenue, as reported $3,955 $4,069 $3,732
Total noninterest expense, as reported $2,395 $2,829 $2,455
Adjustments:
   Integration costs - (35) (145)
Total noninterest expense, as adjusted $2,395 $2,724 $2,310
   Efficiency ratio, as adjusted 61% 67% 62%
* Efficiency ratio calculated as noninterest expense divided by total revenue
-
For the three months ended
   Noncash charges for unamortized discounts related to
redemption of trust preferred securities
- (70)

Non-GAAP to GAAP Reconcilement
Appendix
In millions Mar. 31, 2013 Dec. 31, 2012
Mar. 31, 2012
Personnel, as reported $1,169 $1,216
$1,111
   Integration costs 6

Personnel, as adjusted 1,169                         1,210
1,067
Occupancy, as reported 211                            226
190
   Integration costs 16
12
Occupancy, as adjusted 211                            210
178
Equipment, as reported 183                            194
175
   Integration costs 1
7
Equipment, as adjusted 183                            193
168
Marketing, as reported 45                             70
68
   Integration costs 6
14
Marketing, as adjusted 45                             64

Other, as reported 787                            1,123
911
   Residential mortgage foreclosure-related matters (15)                            (91)
(38)
   TPS redemption-related charges -                                (70)
-
   Goodwill impairment charges -                                (45)
   Integration costs -                                (6)
(68)
Other, as adjusted 772                            911
805
   Noninterest expense, adjusted for select items $2,380 $2,588
$2,272
Select items - Total 15                             241

   Total noninterest expense $2,395 $2,829
$2,455
For the quarter ended